UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
August 4, 2020 (August 4, 2020)

MAIDEN HOLDINGS, LTD.
 (Exact name of registrant as specified in its charter)

Bermuda	001-34042	98-0570192
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
94 Pitts Bay Road, Pembroke HM08, Bermuda

(Address of principal executive offices and zip code)

(441) 298-4900
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading symbol(s)	Name of Each Exchange on Which Registered
Common Shares, par value $0.01 per share	MHLD	NASDAQ Capital Market
Series A Preference Shares, par value $0.01 per share	MH.PA	New York Stock Exchange
Series C Preference Shares, par value $0.01 per share	MH.PC	New York Stock Exchange
Series D Preference Shares, par value $0.01 per share	MH.PD	New York Stock Exchange

Item 5.07	Submission of Matters to a Vote of Security Holders

(a) The 2020 Annual General Meeting of Shareholders of the Company was held on August 4, 2020.

(b) Matters voted on at the meeting by holders of Common Shares of the Company and the number of votes cast:
1. To elect nine directors to the Board of Directors of Maiden Holdings, Ltd. to serve until the 2021 Annual General Meeting of Shareholders or until their successors have been duly elected or appointed and qualified:

Name	Votes For	Withheld	Broker Non-Vote
Barry D. Zyskind	47,446,722	682,550	25,559,614
Holly L. Blanchard	47,745,870	383,402	25,559,614
Patrick J. Haveron	47,605,801	523,471	25,559,614
Simcha G. Lyons	47,594,038	535,234	25,559,614
Lawrence F. Metz	47,714,282	414,990	25,559,614
Raymond M. Neff	47,641,771	487,501	25,559,614
Yehuda L. Neuberger	47,649,288	479,984	25,559,614
Steven H. Nigro	47,628,684	500,588	25,559,614
Keith A. Thomas	47,741,419	387,853	25,559,614

2. To vote on a non-binding advisory resolution to approve the compensation of certain of our executive officers:

Votes For	Votes Against	Abstain	Broker Non-Vote
47,327,106	758,334	43,830	25,559,616

3. The appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the 2020 fiscal year:

Votes For	Votes Against	Abstain	Broker Non-Vote
73,621,911	32,508	34,467	—

Matters voted on at the meeting by holders of Preference Shares of the Company:
The tabulated votes of the Preference Shareholders totaled fewer than a majority of the Preference Shares of the Company and thus failed to achieve a quorum. Due to failing to achieve a quorum, the votes of holders of Preference Shares of the Company required to elect Paul S. Giordano and Claude LeBlanc as directors of the Company was not achieved; and, as such, the two persons nominated have not been duly elected as directors of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	August 4, 2020	MAIDEN HOLDINGS, LTD.

		By:	/s/ Denis M. Butkovic
Denis M. Butkovic
Senior Vice President, General Counsel and Secretary